Exhibit 10.2

AMENDMENT NO. 10

to the

A320 Family Aircraft Purchase Agreement

made July 20, 2011

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 10 to the A320 Family Aircraft Purchase Agreement dated July 20, 2011 (the “Amendment”), dated as of July 16, 2018, is entered into by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, dated as of July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”;

WHEREAS, pursuant to that certain letter dated 9 April 2018 from Seller and accepted by Buyer with the subject “[*CTR]” the parties agreed to defer Aircraft with CAC Id. Numbers 392669, 392671, and 392673 pursuant to Section 3.1.2(ii) of Letter Agreement No. 5 to the Scheduled Delivery Quarters set forth on Exhibit 1 to this Amendment; and

WHEREAS, the Buyer and the Seller have agreed to defer the Scheduled Delivery Month or Scheduled Delivery Quarter, as applicable, of certain additional Aircraft;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	NEO AIRCRAFT DEFERRAL

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.1	The Seller and the Buyer agree to defer the Scheduled Delivery Month, or Scheduled Delivery Quarter, as applicable, for each of the following Aircraft as follows (each, a “Deferred Aircraft”):

Aircraft Type	CAC ID No.	“Amendment 9 Scheduled Delivery Quarter” or “Amendment 9 Scheduled Delivery Month”, as the case may be	“Amendment 10 Scheduled Delivery Quarter”
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

1.2	In respect of the Predelivery Payments paid by the Buyer to the Seller in respect of Deferred Aircraft [*CTR] will be [*CTR] applied [*CTR].

1.3
The deferral of the Deferred Aircraft does not have any effect on any guarantee set forth in Amended and Restated Letter Agreement No. 11K, Letter Agreement No. 11K-1, or Amended and Restated Letter Agreement No. 11L.

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.4	Clause 7.3.1 of Letter Agreement No. 2 is hereby deleted in its entirety and restated as follows:

“For each Aircraft that is sold by the Seller and delivered to the Buyer on or before [*CTR]:

(i)	[*CTR];

(ii)	[*CTR];

(iii)	[*CTR]; and

(iv)	[*CTR]”

1.5	Clause 7.3.2 of Letter Agreement No. 2 is hereby deleted in its entirety and restated as follows:

“Except for the [*CTR], for each Aircraft that is sold by the Seller and purchased by the Buyer and delivered to the Buyer [*CTR]:

(i)	[*CTR]:

(a)	[*CTR];

(b)	[*CTR];

(c)	[*CTR]; and

(d)	[*CTR].

(ii)	[*CTR]:

(a)	[*CTR];

(b)	[*CTR]; and

(c)	[*CTR]”

1.6	Notwithstanding anything to the contrary in the Agreement, with respect to the [*CTR]. The Seller [*CTR].

2.	DELIVERY SCHEDULES

Schedule I to the Agreement is deleted in its entirety and replaced with the “Schedule I to the Agreement” attached as Exhibit 1.

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3.	REFERENCES

On and after the date of this Amendment:

(i)
each reference in Letter Agreement No. 2 to “this Letter Agreement”, “hereunder”, “hereof” or words of like import referring to Letter Agreement No. 2 shall mean and be a reference to Letter Agreement No. 2 as amended by this Amendment; and

(ii)
each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

4.	EFFECT OF AMENDMENT

4.1
Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

4.2
This Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.	ASSIGNMENT

This Amendment and the rights and obligations of the parties are subject to the provisions of Clause 21 of the Agreement.

6.    CONFIDENTIALITY

The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

7.    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by e-mail or facsimile) will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Airbus S.A.S.
Name: Airbus S.A.S.
Title: Vice President Contracts

Accepted and Agreed:

AMERICAN AIRLINES, INC.

By: /s/ American Airlines, Inc.
Name: American Airlines, Inc.
Title: Vice President and Treasurer

CT1001520_AMD 10_AAL_A320 PA_EXECUTION	5

EXHIBIT 1 TO AMENDMENT No. 10

SCHEDULE 1 to the Agreement

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]